                                                                    EXHIBIT 10.2


STATE OF GEORGIA                )
                                )                 ASSIGNMENT
COUNTY OF CHATHAM               )


         IN CONSIDERATION of the sum of $5,000.00 and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Robert M. Chu ("Assignor") does hereby transfer and assign to C & S Bancorporation, Inc., a Georgia corporation ("Assignee"), all of his right, title and interest in and to that certain Real Estate Contract ("Contract"), including all attachments and Exhibits, by and between Assignor and Paul Yao ("Seller"), dated June 12, 2001, which is attached hereto and made part hereof as Exhibit "A".

         Assignor, Assignee and Seller acknowledge and agree that Assignee will have all rights of Purchaser under the Contract, including, without limitation, thirty days from June 12, 2001 to inspect the property described in the Contract ("Property"). If during the inspection period, Assignee decides not to purchase the property for any reason whatsoever, the parties hereto expressly agree that Assignee shall notify Seller in writing prior to July 12, 2001, and Seller shall thereupon refund the $5,000.00 earnest money deposit to Assignee. The parties further acknowledge and agree that in the event Assignee does not so notify Seller, the Closing shall occur on or before August 1, 2001, in the offices of Bouhan, Williams & Levy, 447 Bull Street, Savannah, Georgia 31401 at a time mutually agreeable to Assignee and Seller.

         Seller does hereby consent to and acknowledge this Assignment and all the terms contained herein.

         IN WITNESS WHEREOF, the parties have executed this Assignment this 14th day of June, 2001.



C& S Bancorporation, Inc.



By: /s/ Brian R. Foster                            /s/ Robert M. Chu     (L.S.)
    ---------------------------------              ----------------------
        President



                                                   /s/ Paul Yao          (L.S.)
                                                   ----------------------

                  RESIDENTIAL SALES CONTRACT
                  Approved By and For Use of Members
                  SAVANNAH BOARD OF REALTORS(R)

INITIAL,            1.     SUBMISSION OFFER DATE: June 12, 2001.
TIME,
DATE,               2.     THE UNDERSIGNED SELLER(S) agrees to sell and the
CHANGES                    undersigned PURCHASER(S) agrees to buy through
                           N/A, the listing real estate Broker, that certain real property (the property) in _____________ COUNTY, GEORGIA located at 7401 Hodgson Memorial Drive, which property is more fully described in the LEGAL
                           DESCRIPTION set forth below OR attached and made a part hereof:

                                           See Attached Exhibit A

                           Said sale includes all existing lighting fixtures attached thereto, all plumbing, electrical, water heating, heating and air conditioning equipment therein, also all drapery hardware, ceiling fans, and fencing if any and all plants, trees and shrubbery now planted on the premises, and include in the sale will be the items of personal property listed on the attached personal property agreement.

BELOW               3.     THE PURCHASE PRICE of said property shall be Seven
                           Hundred Eight-five Thousand and no/100 DOLLARS
                           $785,000.00 to be paid as follows:

                    4. PAYMENT METHOD: See attached Exhibit or Addendum (other than cash)

                    [X]  Cash to Seller at Closing
                    [ ]  Conventional Fixed Rate
                    [ ]  Conventional Adjustable Rate
                    [ ]  Loan Assumption - Sales Price Controlling
                    [ ]  Loan Assumption - Equity Controlling
                    [ ]  FHA
                    [ ]  VA
                    [ ]  Other

                    5. CLOSING COSTS: Closing costs to include, Attorney's fees, intangible tax, recording cost and any costs required by Lender, to be paid by [ ] Seller, [X] Purchaser, [ ] Other. See Special Stipulation # N/A. Seller shall pay Georgia State Transfer Tax. Closing Attorney to be selected by [X] Purchaser [ ] Seller, and subject to lender's approval.
                              Purchaser and Seller mutually agree to close at a
                           time and place designated by Closing Attorney within five (5) working days after notification from the Closing Attorney that the sale is ready to close.

                    6. EARNEST MONEY: Broker acknowledges that Purchaser has paid the sum of Five Thousand DOLLARS ($5,000.00)
                           [ ] Cash [X] Check payable to Paul Yao as earnest money which shall be supplied as part payment of the Purchase price of the property at Closing. Said earnest money will be deposited in Broker's escrow account within five (5) working days only after final acceptance of this instrument. In the event the Purchaser shall stop payment of his earnest money check or should the purchaser's earnest money check be dishonored when presented to the bank, then at the Seller's option this agreement may be declared null and void. All parties in this contract agree that the Broker required to deposit the earnest money may deposit the earnest money in an interest bearing account and that said Broker is entitled to the interest earned on such deposit to cover his administrative expenses.

                    7. TITLE: Seller warrants that he presently has good and marketable title to the property and agrees to convey said property to the Purchaser at closing by General Warranty Deed subject only to leases, easements, restrictions and encumbrances as recorded.
                              In the event leases are specified in this
                           contract, the Purchaser agrees to assume the Seller's responsibility thereunder to the tenant and to the Broker who negotiated such leases. A COPY OF ANY EXISTING LEASE(S) OR RENTAL CONTRACT(S) IS ATTACHED HERETO, and Seller agrees not to modify any existing lease(s) or rental contract(s) between the date of this contract and the date of closing.
                              It is expressly understood and agreed between the
                           parties hereto that TIME IS OF THE ESSENCE of this contract. The sale shall be closed on or before N/A P prior to which time Purchaser shall have the opportunity of having the title examined. Should any legal defect be found in the title, Seller shall be provided with a written statement thereof prior to above said date and given a reasonable time thereafter within which to correct the same; however in no event to exceed sixty (60) days from the date of said notice of defect. Upon the expiration of sixty (60) days, Purchaser has the option to void this contract.
                              Water rents and rentals, ad valorem taxes,
                           Homeowners/Association/Regime fees or other costs required by covenants or restrictions are to be prorated as of the date of closing. The costs of street paving, curbs, or gutters completed or under contract, as of the date of the execution of this Sales Contract shall be paid by the Seller on or before consummation of this sale. Purchaser shall assume the obligation of said paving, curbs or gutters contracted for or completed after the execution hereof.
                              Seller warrants that, as of the date hereof,
                           neither he nor his agent has received any notice issued by any city or other government authority of building code violation concerning the subject property.

                    8. OCCUPANCY: shall be delivered to Purchaser: [ ] At Closing, [ ] After Closing, but no later than N/A in which event Seller agrees to pay rent to Purchaser at the rate of $______________ per day, beginning the day after closing and continuing until and including the day occupancy is delivered.
                             [ ] Prior to closing, subject to the conditions set
                           forth in the MOVE-IN AGREEMENT attached hereto and made a part hereof.

                    9. SELLER WARRANTS: Until closing or until possession is delivered, whichever comes first, Seller agrees to maintain heating, air conditioning, sewer, plumbing and electrical systems and any built-in appliances and equipment in normal working order, to keep the roof water-tight, deliver the property with no broken window panes, and to maintain the property and grounds in the same condition as of the date of acceptance of this contract. It is the Seller's responsibility to have utilities operational in order that all inspections may be completed. Purchaser, at his expense, shall have the privilege and responsibility of making inspections of said equipment and systems prior to closing of sale or until possession is delivered, whichever comes first, and shall notify Seller in writing of any defects revealed by such inspections. Purchaser to made inspections at least 48 hours prior to closing. Upon receipt of such written notice, Seller shall (a) immediately cause such defects to be corrected or (b) authorize Purchaser to cause same to be corrected and deduct the cost thereof from the purchase price. If Seller elects to cause the defects to be corrected and is unable to complete such corrections prior to closing an amount equal to one and one-half (1 1/2) times the sum estimated by the Seller's Broker sufficient to complete such corrections shall be withheld from Seller's proceeds at closing and held in escrow by the Closing Attorney until (a) the corrections have been completed or (b) 30 days after closing, the entire amount may be released by the Selling Broker and Closing Attorney and paid to Purchaser to complete such corrections.

                    10. WOOD INFESTATION REPORT: Seller shall provide at time of closing of this transaction, a report from a pest control operator, licensed by the State of Georgia, certifying freedom from termite and other wood-destroying organisms, said report to be issued under Chapter 620-6-01 of the Rules of Georgia Structural Pest Control Commission. Said inspection will be accepted only if made within thirty (30) days of closing. In the event said inspection reveals termites, other wood-destroying organisms, or structural damage therefrom, subject to Purchaser's option to waive such defect, Seller shall have the option, (a) to correct the problem prior to closing, or (b) to void this contract. In the event Seller elects to void this Contract, Seller will refund Purchaser the earnest money deposit, less credit report, appraisal charges and all other loan processing costs and closing expenses.

                    11. RISK OF LOSS: Seller warrants that when the sale is consummated the improvements on the property will be in the same condition as they are on the date this contract is signed by Seller, normal wear and tear excepted; however, should the premises be destroyed or substantially damaged by fire or other hazards before the sale is consummated, then at the election of Purchaser; (a) this contract may be canceled, or
                           (b) Purchaser may consummate the sale and receive such insurance proceeds as are paid on the claim of loss. This election is to be exercised within ten
                           (10) days after the Purchaser has been notified in writing by Seller or the amount of the insurance proceeds, if any, that Seller will receive on the claim of loss. Upon any such cancellation, earnest money paid hereunder shall be returned to Purchaser less any deductions for loan processing expenses.

                    12. HOMEOWNERS FEES: Purchaser acknowledges that homeowner's fees are presently in the amount of $ N/A per ____________ when due. Purchaser shall bear the responsibility of securing a copy of deed restrictions, covenants and by-laws from Closing Attorney on or before closing.

                    13. BROKERAGE COMPENSATION: The agent in negotiating this contract has rendered a valuable service and Seller agrees to pay a total brokerage commission, at closing, based upon _______% of the total sales price.
                           This contract has been made in cooperation with N/A, a licensed Broker, who will receive a portion of the total brokerage commission as stated above, which is an amount equal to _________% of the total sales price.

                    14. AGENCY DISCLOSURE: In this transaction, the Listing Broker (if any) has acted as agent for the Seller. The Selling Broker's relationship with the parties to this Agreement is as specified in the attached Exhibit. Either the "Agency Exhibit" or the "Transaction Broker Exhibit" is attached and made a part hereof by reference herein.

                    15. DEFAULT: Broker is made a party hereto to enable Broker to enforce his commission rights hereunder against the parties herein on the following basis:
                           Seller agrees to pay Broker the full commission when the sale is consummated. In the event the sale is not consummated because of Seller's inability, failure or refusal to perform any of the Seller's covenants herein, then the Seller shall pay the full commission to Broker, and Broker at the option of Purchaser, shall return the earnest money to Purchaser, as herein provided. Purchaser agrees that if Purchaser fails or refuses to perform any of the Purchaser's covenants herein, Purchaser shall forthwith pay Broker the full commission or at the sole option of the Seller, Broker may first apply one-half (1/2) of the earnest money towards the payment of, but not to exceed the full commission and shall pay the balance thereof to Seller as liquidated damages and Seller accepts the balance as Seller's liquidated damages in full settlement of any claim for damages, whereupon Broker shall be released by any and all liability for return of earnest money to Purchaser. Should Seller reject tender by Broker of one-half (1/2) of the earnest money deposit in full settlement for his damages due to Purchaser's default. Seller shall retain all rights at law against Purchaser for his default on this contract and said one-half of the earnest money shall be retained by Broker until the matter is resolved after having paid the other one-half to himself. Purchaser will be responsible for any credit report and appraisal charges. The party(ies) in default shall be responsible for loan processing and closing expenses incurred.

                           In the event the sale is not consummated for reasons other than default of the parties as herein provided, the earnest money deposit is to be refunded to the Purchaser less loan processing costs and closing expenses incurred.

                           If either Purchaser or Seller commits an anticipatory breach or indicates implicitly or actually that such party will not consummate this sale, the defaulting party hereby waives the necessity of tender.

                    16. ADVICE AND REPRESENTATION WAIVER: Seller acknowledges that he has not relied upon the representations, if any, by Broker (or the agents of Broker) relative to the legal and tax consequences of this contract or the sale of this property, and Purchaser acknowledges that he has not relied upon the advice or representation, if any, by Broker (or agents of Broker) relative to the legal and tax consequences of this contract or the purchase and ownership of the property, the structural condition of the property, the operating condition of electrical, heating, air conditioning, plumbing, water heating systems, and appliances in the property, the availability of utilities to the property, the past or potential effects of rising flood waters on the property or the investment potential or resale value of the property. Seller and Purchaser both acknowledge that if such matters have been of concern to them, they have sought and obtained independent advice relative hereto.

                    17. ENTIRE AGREEMENT. This contract constitutes the entire agreement between the parties, and shall be binding upon and inure to the benefit of heirs, executors, administrators and assigns of the respective parties hereto. ALL additions or modifications to this contract shall be only in writing and signed by ALL parties and shall become an amendment to this contract. There shall be no verbal agreements of any kind between parties.

                    18. SPECIAL STIPULATIONS: The following stipulations and any addenda, if in conflict with any printed matter in this Agreement, shall control and take precedence over such printed matter:

                    * Purchaser has 30 days to examine the property for his use.

                    * Purchaser has the option to void this contract within this time and the Earnest Money will be refunded.

                    *      This Contract is transferable.


                    19. IN ACCEPTANCE: This instrument shall become a binding Agreement when written acceptance, or a facsimile
                           (FAX) transmission of acceptance is actually received by Broker, or Agent of Broker, who shall promptly notify his client/customer of such acceptance.

EXECUTED IN THE PRESENCE OF:                                 WITNESS THE HAND AND SEAL OF THE UNDERSIGNED:



                                                             /s/ Robert M. Chu
-----------------------------------------------------        -----------------------------------------------
SELLING COMPANY                                              PURCHASER (SIGNATURE)



-----------------------------------------------------        -----------------------------------------------
PRINT NAME OF BROKER OR REALTOR AGENT                        PURCHASER (SIGNATURE)


                                                             -----------------------------------------------
-----------------------------------------------------        (Print name in which title is desired for
AUTHORIZED AGENT (SIGNATURE)                                 ownership)



                                                             /s/ Paul Yao
-----------------------------------------------------        -----------------------------------------------
______ COMPANY                                               SELLER ((SIGNATURE)



-----------------------------------------------------        -----------------------------------------------
PRINT NAME OF BROKER OR REALTOR AGENT                        SELLER (SIGNATURE)


                                                             -----------------------------------------------
-----------------------------------------------------        (Print name in which title is presently held)
AUTHORIZED AGENT (SIGNATURE)


ACCEPTANCE DATE:
_____ ABOVE PROPOSITION IS HEREBY ACCEPTED, AT 1:30 O'CLOCK P.M., THIS 12TH DAY OF JUNE, 2001.


              A contract for sale of realty in Georgia is a legal instrument. If not understood, seek competent advice.

                                    EXHIBIT A

                  All that certain lot, tract or parcel of land situate, lying and being in the City of Savannah, Chatham County, Georgia Being known as parcel Y, containing 0.842 acres, as shown on a plat of a recombination of Parcels B, C, and D, being the northern and southern portions of the middle one-half of Tract 24, and the northern and southern portions of the western one-fourth of Tract 24, Chippewa Tract, recombined into parcels X, Y, and Z, Sixth GMD, Savannah, Chatham County, Georgia, prepared for Hugh W. Tracy dated November 1, 1993 and recorded at Plat record Book 5-P, Folio 62, Chatham County Records.

                  Said Parcel Y has a frontage of 150 feet to the western side of Hodgson Memorial Drive, and a depth westwardly of 244.78 feet along Fairmont Avenue, as being bounded as follows: On the North by Fairmont Avenue, on the East by Hodgson Memorial Drive, on the South By Lot X, as shown on said plat, and on the West by a portion of Lot 33 and by Lot 51, Chippewa Terrace Annex Subdivision.

                  Said property has improvements thereon known as 7401 Hodgson Memorial Drive, Savannah, Georgia 31406; and being the same property conveyed to the U.S. Small Business Administration by Foreclosure Deed under power of sale by AmeriBank, N.A. (As attorney-in-fact for Robert
         B. Quattlebaum, III and L. Robert Isaacson), dated May 3, 1994 and recorded in Deed Book 166-Z, Folio 600, in Chatham County Records.


TITLE TO PROPERTY NEITHER EXAMINED NOR WARRANTED BY PREPARED OF THIS INSTRUMENT.